VICTORY TAX EXEMPT REALTY INCOME FUND
                              LIMITED PARTNERSHIP
                            3 World Financial Center
                          200 Vesey Street, 29th Floor
                            New York, New York 10285

May 11, 1998

Concam Associates, L.P.
1764 San Diego Avenue
San Diego, California 92110
Attention Mr. Ralph Tilley

             Re: Camelot Lake Apartments (the "Project"); Standstill Letter, dated May 8, 1996 (as amended, the "Standstill Letter"), by and between Victory Tax Exempt Realty Income Fund Limited Partnership, a Delaware limited partnership ("Lender"), and Concam Associates, L.P., a California limited partnership ("Borrower").

Ladies and Gentlemen:

The purpose of this letter (this "Letter Agreement") is to set forth our understanding with respect to the Standstill Letter and the Project. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Standstill Letter.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. The term of the Standstill Letter shall be extended and shall continue until the earlier to occur of (a) December 31, 1998, (b) the closing of a "Sale" (as hereinafter defined) or (c) the termination by either Borrower or Lender in accordance with paragraph 3 of the Standstill Letter. Upon the termination or expiration of the Standstill Letter, the rights and obligations of the parties under the Standstill Letter shall cease and the Standstill Letter shall be of no further force or effect, and the rights, liabilities and obligations of the parties shall be as they existed immediately prior to the execution of the Standstill Letter. As used herein, "Sale" shall mean the sale or other disposition of all or substantially all of the Project to an unaffiliated third party.

2. Nothing contained herein shall be construed as a commitment by Lender to (a) make any new loan or loans or to grant or extend any other financial accommodations to Borrower, (b) restructure the Loan or to modify any Loan Document, (c) approve or accept any proposed Sale or (d) except as expressly provided for herein, waive, modify or forbear from exercising any rights, powers, remedies or privileges, whether under the Loan Documents, the Forbearance Agreement, the Standstill Letter, at law or in equity.

3. No purported alteration, amendment, change, waiver, termination or other modification of this Letter Agreement, the Loan Documents, the Forbearance Agreement, or the Standstill Letter shall be binding upon any party hereto, or have any other force or effect in any respect unless the same shall be in writing and signed by, or on behalf of, the party to be charged therewith.

4. Each of the parties hereto understands that this Letter Agreement is a legally binding agreement that may affect such party's rights. Each party hereto represents to the other that it has been represented by independent legal counsel of its choice regarding the meaning and legal significance of this Letter Agreement and that it is satisfied with its legal counsel and the advice received from it.

5. Should any provision of this Letter Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.

6. This letter Agreement shall be interpreted and enforced in accordance with the internal laws of the state of California as the same may from time to time exist, without giving effect to the principals of conflicts of laws.

7. This Letter Agreement constitutes the entire agreement of the parties concerning the subject matter hereof, and supersedes any prior or contemporaneous representations or agreements, either oral or written, not contained herein.

8. Each party executing this Letter Agreement represents that such party has the full authority and legal power to do so.

9. The Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, with the same effect as if each party had executed all counterparts. If the foregoing accurately sets forth our understanding, please execute a copy of this Letter Agreement where indicated below and return it to the undersigned at the above address.


               LENDER:

               VICTORY TAX EXEMPT REALTY INCOME FUND
               LIMITED PARTNERSHIP
               a Delaware limited partnership

               BY:  CA VICTORY INC.,
                    a Delaware Corporation
                    Its General Partner
               By:  /s/Nicole Barr
                    Nicole Barr
                    Vice President



ACCEPTED AND AGREED TO
AS OF THE DATE FIRST WRITTEN ABOVE

BORROWER:


CONCAM ASSOCIATES, L.P.,
a California limited partnership

By:  CONCAM, INC.
     a California Corporation
By:  /s/Ralph Tilley
     Ralph Tilley